SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 25, 2002

SEITEL, INC.
 (Exact name of registrant as specified in its charter)

Delaware
 (State of Other Jurisdiction of Incorporation)

0-14488		76-0025431
(Commission File Number)		(IRS Employer Identification No.)

50 Briar Hollow Lane
7th Floor, West Bldg.
Houston, Texas		77027
(Address of Principal Executive Offices)		(Zip Code)

(713) 881-8900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events.

          Seitel, Inc. issued the press release attached hereto as Exhibit 99.1 on June 25, 2002.
Item 7.	Financial Statements and Exhibits

             (c)         Exhibits.

99.1	Press release of Seitel, Inc., dated June 25, 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date:	June 25, 2002	SEITEL, INC.

		By:	/s/ Kevin S. Fiur

		Name:	Kevin S. Fiur
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit		Page

99.1	Press release of Seitel, Inc., dated June 25, 2002	4